                                                                   Exhibit 10(c)
                                                                  EXECUTION COPY

================================================================================





                         AGREEMENT AND PLAN OF MERGER


                                 By and Among


                                 XCEED, INC.,



                       ENTERPRISE SOLUTION GROUP, INC.,



                            NEW SOL HOLDINGS, INC.


                                      and


           THE OTHER STOCKHOLDERS OF ENTERPRISE SOLUTION GROUP, INC.




                                August 30, 1999

================================================================================

                                                                   Exhibit 10(c)
                                                                  EXECUTION COPY


                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of this 30 day of August, 1999, by and among Xceed, Inc., a Delaware corporation ("Xceed"), Enterprise Solution Group, Inc., a Delaware corporation, formerly known as United Investment Partners, Inc. (the "Company"), New Sol Holdings, Inc., a Delaware corporation ("New Sol"), the stockholders of the Company listed on Schedule A hereto (each individually referred to as a "Management Stockholder" and collectively referred to as the "Management Stockholders") (each of New Sol and the Management Stockholders is referred to herein individually as a "Stockholder" and collectively are referred to herein as the "Stockholders").

                                  WITNESSETH:

     WHEREAS, the authorized capital stock of the Company consists of 1,500 shares of common stock, no par value (the "Company Stock"), of which 325 shares of Company Stock are issued and outstanding as of the date hereof;

     WHEREAS, the Stockholders collectively own 325 shares of Company Stock in the amounts set forth on Schedule B hereto, representing one hundred percent (100%) of the issued and outstanding shares of the Company Stock;

     WHEREAS, the authorized capital stock of Xceed consists of 30,000,000 shares of common stock, par value $.01 per share (the "Xceed Stock"), and 1,000,000 shares of preferred stock, par value $.05 per share (the "Preferred Stock"), of which 16,488,465 shares of Xceed Stock and no shares of Preferred Stock are issued and outstanding as of the date hereof;

     WHEREAS, the respective boards of directors of Xceed, the Company and New Sol deem it advisable and in the best interests of Xceed, the Company and the Stockholders that the Company merge with and into Xceed (the "Merger") pursuant to the terms of this Agreement and the applicable provisions of the laws of the State of Delaware;

     WHEREAS, the Stockholders are the only stockholders of the Company entitled to vote on the Merger and have voted in favor of the Merger; and

     WHEREAS, for United States federal income tax purposes, it is intended that the Merger will qualify as a tax-free reorganization within the meaning of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the premises and mutual covenants, conditions and agreements contained herein and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

                                   ARTICLE I


                              TERMS OF THE MERGER

     1.1  Merger.  Upon the terms and subject to the conditions set forth in
          ------
this Agreement, the Company shall be merged with and into Xceed and the Stockholders shall transfer and convey to Xceed all of each Stockholder's right, title and interest in and to all of the issued and outstanding shares of Company Stock. The Stockholders hereby agree, upon the terms and subject to the conditions set forth herein, to transfer and deliver to Xceed (for cancellation) certificates, properly endorsed in blank or accompanied by a properly executed stock power, representing all of the issued and outstanding shares of Company Stock.

     1.2 Merger Consideration. In consideration of and in exchange for all of
         --------------------
the issued and outstanding shares of Company Stock as set forth in Section 1.1 above, Xceed shall issue to the Stockholders shares of Xceed Stock, in the amounts set forth on Schedule B hereto, having an aggregate value of Five Million Two Hundred Thousand Dollars ($5,200,000) (the "Purchase Price"). The number of shares of Xceed Stock issuable to the Stockholders hereunder shall be determined by dividing the Purchase Price by the lesser of (a) Twenty Dollars ($20) or (b) the closing transaction price of Xceed Stock quoted on the Nasdaq National Market System ("Nasdaq") on the last business day immediately preceding the Closing Date (as hereinafter defined).

     1.3  Effective Time of Merger.  Subject to the terms and conditions of this
          ------------------------
Agreement, the certificate of merger, in substantially the form of Exhibit 1.3 (the "Certificate of Merger"), required by Section 252 of the Delaware General Corporation Law (the "DGCL") shall be duly executed and acknowledged by Xceed and the Company and thereafter delivered to the Secretary of the State of Delaware for filing pursuant to the DGCL, on the day immediately following the Closing Date (as hereinafter defined). The Merger shall become effective (the "Effective Time") upon the filing of the Certificate of Merger with the Secretary of the State of Delaware.

     1.4  Effects of the Merger.
          ---------------------

          (a) At the Effective Time: (i) the separate existence of the Company shall cease and the Company shall be merged with and into Xceed (the Company and Xceed are sometimes referred to herein as the "Constituent Corporations" and Xceed is sometimes referred to herein as the "Surviving corporation"); (ii) the certificate of incorporation of Xceed as in effect immediately prior to the Effective Time shall continue to be the certificate of incorporation of the Surviving Corporation; and (iii) the bylaws of Xceed as in effect immediately prior to the Effective Time shall continue to be the bylaws of the Surviving Corporation.

          (b) At and after the Effective Time, the Merger shall have the effects set forth in Section 259 of the DGCL. Without limiting the foregoing, at the Effective Time, Xceed as the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations, and all singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Constituent Corporations, shall be vested in Xceed as the Surviving Corporation and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectual the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of either of the Constituent Corporation shall thenceforth attach to Xceed as the Surviving Corporation, and may be enforced against it to the same extent as if said debts and liabilities had been incurred by it.

     1.5  Directors and Officers of the Surviving Corporation. The directors and
          ---------------------------------------------------
officers of Xceed immediately prior to the Effective Time shall continue to be the directors and officers of Xceed as the Surviving Corporation until their successors shall have been duly elected, appointed and/or qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of Xceed.

     1.6 Conversion of Capital Stock. As of the Effective Time, by virtue of
         ---------------------------
the Merger and without any action on the part of any holder of shares of Company Stock or shares of Xceed Stock:

         (a) Xceed Stock. Each issued and outstanding share of Xceed Stock shall
             -----------
continue to be issued and outstanding and shall not be affected by the Merger.

         (b)  Conversion of Company Stock. The shares of Company Stock issued
              ---------------------------
and outstanding as of the Effective Time shall be converted into shares of Xceed Stock as set forth in Section 1.2 hereof. All such shares of Company Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Xceed Stock to be issued or paid in consideration therefor upon the surrender of such certificate for exchange to Xceed at the Closing (as hereinafter defined).

     1.7 Registration of Shares of Xceed Stock. Following the Closing, Xceed
       -------------------------------------
shall use its best efforts to (a) file (the "Filing Date") with the Securities and Exchange Commission (the "SEC"), as soon as practicable after the Closing Date, but in no event later than six (6) months from the Closing Date, a registration statement under the Securities Act of 1933, as amended (the "Securities Act") relating to the resale of the shares of Xceed Stock issued hereunder to the Stockholders; (b) cause such registration statement to be declared effective by the SEC not later than thirty (30) days after the Filing Date; and (c) maintain the effectiveness of such registration statement for a period of not less than six (6) months from the initial date of effectiveness of such registration statement (the "Registration Effective Period"), provided,
                                                                   --------
however, the Registration Effective Period shall not endure beyond the first
-------
anniversary of the Effective Time. All costs and expenses associated with such registration statement shall be borne by Xceed, except for legal fees associated with the review of the registration statement by each Stockholder's counsel, which legal fees shall be borne by such Stockholder. Notwithstanding the foregoing, if the registration is for a registered public offering involving an underwriting and the underwriter advises Xceed in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the limitations set forth below) exclude all of the

Xceed Stock held by the Stockholders from, or limit the number of shares of Xceed Stock held by the Stockholders to be included in, the registration and underwriting. Xceed shall so advise the Stockholders, and the number of shares of Xceed Stock to be included in the registration statement shall be allocated among the Stockholders and other persons ("Other Holders") who, by virtue of agreements with Xceed other than this Agreement, are entitled to include their securities in such registration pro rata on the basis of the number of shares of Xceed Stock held by the Stockholders and the Other Holders; provided, however, that such pro rata allocation shall not affect the number of shares being offered by Xceed in any such registration. If a Stockholder or any Other Holder does not request inclusion of the maximum number of shares of Xceed Stock allocated to him or her pursuant to the above-described procedure, the remaining portion of his or her allocation shall be reallocated among the Stockholders and those requesting Other Holders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Xceed Stock held by the Stockholders and such Other Holders, and this procedure shall be repeated until all of the shares of Xceed Stock held by the Stockholders and such Other Holders which may be included in the registration on behalf of the Stockholders and the Other Holders have been so allocated. Inclusion of any of the Stockholders' shares of Xceed Stock in a registration statement pursuant hereto shall be deemed to fulfill Xceed's obligations hereunder with respect to the Stockholders.

     1.8 Restrictions on Resale of Xceed Stock. Notwithstanding Section 1.7, the
         -------------------------------------
shares of Xceed Stock received by the Stockholders pursuant to this Agreement shall be issued by Xceed in reliance upon exemptions from the registration requirements of the Securities Act and may not be sold, assigned, pledged, hypothecated or transferred, or any interest therein conveyed to any other person, except in accordance with the registration provisions of the federal and state securities laws or applicable exemption therefrom, and the certificates representing such shares shall contain an appropriate legend to that effect. Xceed agrees to remove the legend from a Stockholder's certificate upon the written request of a Stockholder seeking to undertake a bona fide sale of the subject Xceed Stock and upon such Stockholder's submission of an opinion of counsel in form and substance reasonably acceptable to the Company, to the effect that the Xceed Stock may be sold without such registration under the Securities Act and Rule 144(k) promulgated thereunder.


     1.9 Tax-Free Reorganization. The parties intend that the Merger qualify as
         -----------------------
a tax-free reorganization under Section 368(a)(1)(A) of the Code. Unless required by a final determination of the Internal Revenue Service (or other governing body having jurisdiction over these matters) or a court of competent jurisdiction, the parties shall not take any position on any subsequently filed tax return inconsistent with this section. Each party hereto represents to each other that there exists no indebtedness between Xceed and the Company and that such party is not an investment company as defined in Subsections 368(a)(2)(F)(iii) and (iv) of the Code. The parties hereby agree to comply with the reporting requirements of Treasury Regulation Section 1.368.3.

     In furtherance of the foregoing, Xceed hereby represents, warrants and covenants that:

     (a) it has no plan or intention to reacquire any Xceed Stock issued to the Stockholders;

     (b) it has no plan or intention to sell or otherwise dispose of any of the assets of the Company, except for transfers described in Section 368(a)(2)(C) of the Code;

     (c) there is no plan or intention by Xceed to acquire, directly or through parties related to Xceed (within the meaning of Section 1.368-1(c)(1) and (2) of the Treasury Regulations) shares of Xceed Stock issued to the Stockholders hereunder such that the continuity of interest requirement set forth in Section 1.368-1(e) of the Treasury Regulations (the "Continuity of Interest Requirement") would be violated;

     (d) following the Closing, Xceed will continue the business of the Company in accordance with Section 1.368-1 of the Treasury Regulations;

     (e) prior to the Closing, the liabilities of the Company were incurred by the Company in the ordinary course of business;

     (f) the Company is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

     (g) as of the date hereof, the fair market value of the assets of the Company equal or exceed the sum of the liabilities of the Company; and

     (h) there is no plan or intention by the Stockholders to sell, exchange or otherwise dispose of shares of Xceed Stock received by them hereunder to Xceed or persons or parties related to Xceed such that the Continuity of Interest Requirement would be violated.

                                  ARTICLE II

                                    CLOSING

     2.1  Date and Time of Closing. Subject to satisfaction of the conditions
          ------------------------
set forth in this Agreement and compliance with the other provisions hereof, the closing of the Merger (the "Closing") shall take place on August 20, 1999, at 10:00 a.m. (eastern daylight savings time), at the offices of Akin, Gump, Strauss, Hauer & Feld, LLP, 590 Madison Avenue, New York, New York 10022, or at such other place and time thereafter as shall be mutually agreeable to the parties hereto, but in no event later than August 31, 1999, unless otherwise extended by mutual agreement of the parties hereto (the "Closing Date").

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     3.1  Representations and Warranties of the Company and New Sol. The Company
          ---------------------------------------------------------
and New Sol represent and warrant to Xceed as follows:

          (a) Authorization. The execution, delivery and performance of this
              -------------
Agreement and consummation of the Merger have been duly authorized, adopted and approved by the board of directors of each of the Company and New Sol. The Company and New Sol have taken all necessary corporate action and have all of the necessary corporate power to enter into this Agreement and to consummate the Merger. This Agreement has been duly and validly executed and delivered by an officer of the Company and New Sol, each on its behalf, and assuming that this Agreement is the valid and binding obligation of Xceed, is the valid and binding obligation of the Company and New Sol, enforceable against each of the Company and New Sol in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Company and New Sol each has the ability to consummate the Merger.

          (b) Organization; Subsidiaries. The Company is a corporation duly
              --------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own and lease its assets and to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation in each jurisdiction where it conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. As of the date hereof, the Company is only qualified to do business in Delaware, and is not currently conducting substantive business in any jurisdiction. The Company does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity.

          (c) Capitalization. The number of authorized, issued and outstanding
              --------------
shares of Company Stock as of the date hereof is as set forth above in the recitals to this Agreement. The outstanding shares of Company Stock have been duly authorized, validly issued and are fully paid and non-assessable. New Sol hereby represents and warrants that it is the legal and beneficial owner of the number of shares of Company Stock as set forth in Schedule B hereto. New Sol hereby represents and warrants that the issued and outstanding shares of Company Stock owned by New Sol are owned free of preemptive rights and free and clear of any and all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever. The Company has not issued any shares of capital stock which could give rise to claims for violation of any federal or state securities laws (including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder). As of the date hereof, there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the shares of the Company Stock subject hereto or any of the unissued shares of capital stock of the Company, and there are no voting trusts, voting agreements, stockholder agreements or other agreements or understandings of any kind whatsoever which relate to the voting of the capital stock of the Company.

          (d) Financial Statements. The Company has heretofore delivered to
              --------------------
Xceed unaudited financial statements of the Company as at August 23, 1999 (the "Financial Statements"). The Financial Statements present fairly, in all material respects, the financial position of the Company at August 23, 1999 and the results of operations and cash flows of the Company for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

          (e) Owned Real Property. The Company does not own (of record or
              -------------------
beneficially), nor does it have any interest in, any real property.

          (f) Leased Property; Tenancies. The Company does not lease any
              --------------------------
property, real or otherwise. Accordingly, the Company is not a party to any leases or subleases with respect to any property.

          (g) Title. The Company's only assets are those reflected on the
              -----
balance sheet of the Financial Staements. The Company has good and marketable title to all of such assets and those assets purchased by the Company after the date thereof. The assets reflected on the balance sheet of the Financial Statements and those purchased by the Company after the date thereof, are owned free and clear of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, except: (A) as stated in the Financial Statements (including the notes thereto); (B) for liens for taxes or assessments not yet due and payable or which are being contested by the Company in good faith, a complete list of which are set forth on Schedule 3.1(g); (C) for minor liens imposed by law for sums not yet due or which are being contested by the Company in good faith; and
(D) for imperfections of title, adverse claims, charges, restrictions, limitations, encumbrances, liens or security interests that are minor and which do not detract in any material respect from the value of any of the assets subject thereto or which do not impair the operations of the Company in any material respect or affect the present use of the assets in any material respect. The Company has not made any commitments or received any notice, oral or written, from any public authority or other entity with respect to the taking or use of any of the Company's assets, whether temporarily or permanently, for any purpose whatsoever, nor is there any proceeding pending or, to the knowledge of the Company or New Sol, threatened which could adversely affect any asset owned or used by the Company as of the date hereof.

          (h) Condition of Assets.  All documents and agreements pursuant to
              -------------------
which the Company has obtained the assets or the right to use any assets are valid and enforceable in all respects in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. All licenses, permits and authorizations related to the location or operation of the business of the Company are in good standing and are valid and enforceable in all respects in accordance with their respective terms. There is not, under any of the foregoing instruments, documents or agreements, any existing default, nor is there any event which, with notice or lapse of time or both, would constitute a default arising through the Company or any third party which could: (i) have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company; or (ii) materially adversely affect its use of any assets. The Company is not in violation of and has complied with all applicable codes, statutes, regulations, ordinances, notices and orders of any governmental authority with respect to the use, maintenance, condition, operation and improvement of any assets, except where the failure to comply with which would not have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. The Company's use of any improvements for the purposes for which any of the assets are being used as of the date hereof does not violate any such code, statute, regulation, ordinance, notice or order. The Company possesses all licenses, permits and authorizations required to be obtained by the Company with respect to the Company's ownership, operation and maintenance of the assets for all uses for which such assets are operated or used by the Company as of the date hereof, except where the failure to do so would not have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. All of the assets are in good operating condition and repair, subject to normal wear and use and each such item is usable in a manner consistent with current use by the Company.

          (i) Intellectual Property. The Company does not own, license or use
              ---------------------
any registered and unregistered trademarks, service marks or trade names, trade secrets, registered or unregistered copyrights, or computer programs or software (the "Intellectual Property").

          (j) Accounts Receivable. As of the date hereof, the Company has no
              -------------------
accounts receivable.

          (k) Accounts Payable. As of the date hereof, the Company has no
              ----------------
accounts payable.

          (l) Absence of Undisclosed Liabilities. Other than as set forth in the
              ----------------------------------
Financial Statements, the Company has not had nor does it have any indebtedness, loss or liability of any nature whatsoever, whether accrued, absolute, contingent or otherwise and whether due or become due, which is material to the Company's business, assets, operations, prospects, earnings or condition (financial or otherwise) of the Company.

          (m) Absence of Certain Changes or Events. Except as set forth on
              ------------------------------------
Schedule 3.1(m) and except as expressly set forth in this Agreement, the Company has not, since July 15, 1999:

              (i) issued, sold, granted or contracted to issue, sell or grant any of its stock, notes, bonds, other securities or any option to purchase any of the same;

              (ii) amended its articles of organization or bylaws;

              (iii) made any capital expenditures or commitments for the acquisition or construction of any property, plant or equipment;

              (iv) entered into any transaction, which could be deemed to be material to the Company or its business;

              (v) incurred any damage, destruction or any other loss to any of its assets in an aggregate amount exceeding Twenty Thousand Dollars ($20,000) whether or not covered by insurance;

              (vi) suffered any loss in an aggregate amount exceeding Twenty Thousand Dollars ($20,000) and, neither the Company nor New Sol has become aware of any intention on the part of any client, dealer or supplier to discontinue its current relationship with the Company, the loss or discontinuance of which, alone or in the aggregate, could have a material adverse effect on the Company's business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company;

              (vii) entered into, modified, amended or altered any contractual arrangement with any client, dealer or supplier, the execution, performance, modification, amendment or alteration of which, alone or in the aggregate, could have a material adverse effect on the Company's business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company;

              (viii) incurred any material liability or obligation (absolute or contingent) or made any material expenditure;

               (ix) experienced any material adverse change in the Company's business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company or experienced or have knowledge of any event which could have a material adverse effect on the Company's business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company;

              (x) declared, set aside or paid any dividend or other distribution in respect of the capital stock of the Company;

              (xi) redeemed, repurchased, or otherwise acquired any of its capital stock or securities convertible into or exchangeable for its capital stock or entered into any agreement with respect to any of the foregoing;

              (xii) purchased, disposed of or contracted to purchase or dispose of, or granted or received an option or any other right to purchase or sell, any of its assets;

              (xiii) increased the rate of compensation payable or to become payable to the officers or employees of the Company, or increased the amounts paid or payable to such officers or employees under any bonus, insurance, pension or other benefit plan, or made any arrangements therefor with or for any of said officers or employees;

              (xiv) adopted or amended any collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of its employees; or

              (xv) changed any material accounting principle, procedure or practice followed by the Company or changed the method of applying such principle, procedure or practice.

          (n) Agreements. Set forth on Schedule 3.1(n) hereto is a true, correct
              ----------
and complete list of all contracts, agreements and other instruments material to the business or operation of the Company, including without limitation, those to which the Company is a party and those by which any of its assets are bound (the "Material Agreements"). Copies of all such agreements have heretofore been delivered or made available by the Company to Xceed. Other than as set forth on
Schedule 3.1(n), there is no contract, agreement or other instrument to which the Company or any Stockholder is a party or which affects the assets, liabilities or outstanding securities of the Company. None of the Material Agreements limits the freedom of the Company to compete in any line of business or with any person or other entity in any geographic region within or outside of the United States of America.

          Neither the Company, the Stockholders, nor any third party are in default and no event has occurred which, with notice or lapse of time or both, could cause or become a default by the Company, the Stockholders or any third party, under any Material Agreement. Each Material Agreement is enforceable in accordance with its terms, against all other parties thereto, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (o) Non-Contravention; Consents. Neither the execution and delivery of
              ---------------------------
this Agreement by the Company or New Sol, nor consummation of the Merger, does or will: (i) violate or conflict with any provision of the articles of incorporation or bylaws of the Company or New Sol; (ii) violate or, with the passage of time, result in the violation of any provision of, or result in the acceleration of or entitle any party to accelerate any obligation under, or result in the creation an imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the assets, which are material to the business or operation of the Company, pursuant to any provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which the Company is a party or by which it or any of such assets are bound, the effect of which violation, acceleration, creation or imposition could have a material adverse effect on the business, assets, operations, earnings, prospects or (financial or otherwise) of the Company; (iii) violate or conflict with any other restriction of any kind whatsoever to which the Company or New Sol is subject or by which any of their respective assets may be bound, the effect of any of which violation or conflict could have a material adverse effect on the business, assets, operations, earnings, prospects or (financial or otherwise) of the Company; or (iv) constitute an event permitting termination by a third party of any agreement, including the Material Agreements, to which the Company or New Sol is a party or is subject, which termination could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. No consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement and consummation of the Merger.

          (p) Employee Benefit Plans. Except as provided for in any employment
              ----------------------
agreements described on Schedule 3.1(n), the Company does not have any "employee benefit plans" as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the "Benefit Plans") covering the employees of the Company.

          (q) Labor Relations. There are no agreements with or pending petitions
              ---------------
for recognition of any labor union or association as the exclusive bargaining agent for any or all of the employees of the Company and no such petition has been pending at any time since the Company's inception. There has not been any organizing effort by any union or other group seeking to represent any employees of the Company as its exclusive bargaining agent at any time since the Company's inception. There are no labor strikes, work stoppages or other labor disputes now pending or threatened against the Company, nor has there been any such labor strike, work stoppage or other labor dispute or grievance at any time since the Company's inception. Neither the Company nor New Sol has any knowledge that any executive, key employee or any group of employees of the Company has any plans to terminate his/her employment with the Company.

          (r) Insurance. The Company has no insurance policies or binders of
              ---------
insurance or programs of self-insurance.

          (s) Tax Matters. The Company and New Sol have each timely filed with
              -----------
the appropriate taxing authorities all returns (including, without limitation, information returns and other material information) in respect of Taxes required to be filed through the date hereof. The information contained in such returns is complete and accurate in all material respects. Neither the Company nor New Sol has requested any extension of time within which to file returns (including, without limitation, information returns) in respect of any Taxes. The Company and New Sol have accurately computed and timely paid all Taxes for periods beginning before the date hereof, or an adequate reserve has been established therefor, as set forth in Schedule 3.1(s). No liens for Taxes exist against any assets to be acquired by Xceed in the Merger. Xceed shall have no obligation or liability for or with respect to (a) any Taxes or other assessments as a consequence of the transactions contemplated by this Agreement all of which Taxes shall be paid by the Company, or each Stockholder, as the case may be, or
(b) any other Taxes or assessments of the Company, or each Stockholder of any kind whatsoever or any penalties or interest with respect to such Tax liabilities. The Company and New Sol have withheld or collected from each payment made to each of its employees, consultants, contractors and other payees the amount of Taxes required to be withheld and collected therefrom for all periods through the date hereof. Any liability for Taxes due and payable through the date of this Agreement for which no returns are due or have been filed (including, without limitation, property, payroll and withholding taxes) have been properly accrued or provided for on the books of the Company or New Sol and will be paid by each entity. No material deficiencies for Taxes have been claimed, proposed, or assessed by any taxing or other governmental authority against the Company and New Sol. There are no pending or, to the best knowledge of the Company and New Sol, threatened audits, investigations or claims for or relating to any material liability in respect of Taxes, and there are no matters under discussion with any governmental authorities with respect to Taxes that, in the reasonable judgment of the Company and New Sol, or their counsel is likely to result in a material amount of Taxes. The federal, state and local returns of the Company and New Sol have never been audited, and neither the Company nor New Sol has been notified that any taxing authority intends to audit a return for any other period. No extension of a statute of limitations relating to Taxes is in effect with respect to the Company or New Sol. Neither the Company nor New Sol: (i) has been an includible corporation in an affiliated group that files consolidated income tax returns; (ii) is a party to any tax-sharing agreements or similar arrangements; (iii) is a "foreign person" as defined in section 1445(f)(3) of the Code; or (iv) have made or become obligated to make, and will not, as a result of the Merger, make or become obligated to make, an "excess parachute payment" as defined in section 280G of the Code.

          The term "taxes" or "tax" as used in this section or referred to elsewhere in this Agreement shall mean all taxes, charges, fees, levies, penalties, or other assessments, including without limitation, income, capital gain, profit, gross receipts, ad valorem, excise, property, payroll, withholding, employment, severance, social security, workers' compensation, occupation, premium, customs duties, windfall profits, sales, use, and franchise taxes, imposed by the United States, or any state, county, local or foreign government or any subdivision or agency thereof, and including any interest, penalties or additions attributable thereto.

          (t) Compliance with Applicable Law. The Company has been and is in
              ------------------------------
compliance with all foreign, federal, state and local laws, statutes, ordinances, rules and regulations applicable to the business, except where the failure to comply with which would not materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company or which would subject any officer or director of the Company to civil or criminal penalties or imprisonment. The Company has complied with the rules and regulations of all governmental agencies having authority over its business and its operations, including without limitation, agencies concerned with intra-state and interstate commerce, occupational safety and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. Neither the Company nor New Sol has any knowledge of or received any notice of violation of any such rule or regulation since the Company's inception which could result in any liability of the Company for penalties or damages or which could subject the Company to any injunction or government writ, order or decree. To the knowledge of Company and New Sol, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company.

          (u) Litigation. There is no action, suit, proceeding or investigation
              ----------
pending or, to the knowledge of the Company and New Sol, threatened, which could restrict the ability of the Company or New Sol to perform its respective obligations hereunder or could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. Neither the Company nor New Sol is in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company.

          (v) Permits. The Company holds all permits, licenses, orders and
              -------
approvals of all federal, state or local governmental or regulatory authorities, agencies or bodies required for the conduct and operation of the Company's business as currently conducted, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. All such permits, licenses, orders, and approvals are in full force and effect and no suspension, termination or revocation of any of the foregoing is threatened. None of such permits, licenses, orders or approvals will be materially adversely affected by consummation of the Merger. Neither the Company nor New Sol has any knowledge of nor has either received any notice of violation of any of such rules or regulations since the Company's inception which would result in any liability of the Company for penalties or damages or which would subject the Company to any injunction or governmental writ, order or decree.

          (w) Unlawful Payments. None of the Company, New Sol, officer,
              -----------------
director, employee, agent or representative of the Company or New Sol has made, directly or indirectly, any bribe or kickback, illegal political contribution, payment from corporate funds which was incorrectly recorded on the books and records of the Company, unlawful payment from corporate funds to governmental or municipal officials in their individual capacities for the purpose of affecting their action or the actions of the jurisdiction which they represent to obtain favorable treatment in securing business or licenses or to obtain special concessions of any kind whatsoever, or illegal payment from corporate funds to obtain or retain any business.

          (x) Warranties. The Company has not made, extended or otherwise
              ----------
represented that it would provide any express warranty with respect to the products or services sold, distributed or leased to its clients or customers.

          (y) Officers, Directors and Employees. Schedule 3.1(y) hereto sets
              ---------------------------------
forth a true, correct and complete list of all of the officers, directors and employees of the Company as of the date hereof, including their respective names, titles, salaries and bonuses since the Company's inception. The Company has also provided true, correct and complete copies of any employment agreements between the Company and any of the foregoing officers, directors and employees of the Company in effect as of the date hereof.

          (z) Loans to or from Affiliates. There exist no outstanding loans by
              ---------------------------
the Company to any current or former officer, director, employee, consultant or stockholder of the

Company or any affiliate of any of the foregoing. There are no outstanding loans to the Company by any current or former officer, director, employee, consultant or stockholder of the Company.

          (aa) Clients, Vendors, Suppliers and Service Providers. Set forth on
               -------------------------------------------------
Schedule 3.1(aa) is a complete list the Company's clients, vendors, suppliers and service providers, excluding the attorney and independent auditors of the Company.

          (bb)  Books and Records.
                -----------------

                (i) The books of account and other financial records of the Company are complete and correct and have been maintained in accordance with good business practices.

                (ii) All material corporate action of the boards of directors of the Company (including any committees) since the date of the Company's incorporation has been authorized, approved and/or ratified in the minute books of the Company.

          (cc) Bank Accounts. Set forth on Schedule 3.1(cc) is a true, correct
               -------------
and complete list of the names of each bank, savings and loan, or other financial institution, at which the Company maintains any account (including any cash contribution or similar accounts) and the names of all persons authorized to draw thereon or who have access thereto. As of the date hereof, the Company has no credit or loan facility or guaranty established and/or maintained by or on behalf of the Company.

          (dd) Solvency of the Company.  Since its inception and through the
               -----------------------
Closing Date, the Company has been and will be solvent. "Solvent" shall mean, for purposes of application of this provision, that: (i) the fair saleable value of the Company's property is in excess of the total amount of its debts; and
(ii) the Company is able to pay its debts as they mature.

          (ee) Investment Purpose. New Sol represents that it is acquiring the
               ------------------
shares of Xceed Stock issuable to it pursuant hereto solely for its own account for investment purposes only and not with a view toward resale or distribution thereof (other than pursuant to an effective registration statement or applicable exemption from the registration requirements of the Securities Act). New Sol understands that such shares of Xceed Stock will be issued in reliance upon an exemption from the registration requirements of the Securities Act and that subsequent sale or transfer of such securities is prohibited absent registration or exemption from the provisions of the Securities Act. New Sol hereby agrees that it will not sell, assign, transfer, pledge or otherwise convey any of the shares of the Xceed Stock issuable to it pursuant hereto, except in compliance with the provisions of the Securities Act and in accordance with any transfer restrictions or similar terms set forth on the certificates representing such securities or otherwise set forth herein.

          (ff) Agreements with Affiliates. The Company is not a party to any
               --------------------------
instrument, license, lease or other agreement, written or oral, with any officer or director of the Company or New Sol.

          (gg) Accuracy of Information Furnished. Each of the Company and New
               ---------------------------------
Sol represent that no statement respectively made by the Company or New Sol set forth herein or in the exhibits or the schedules hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of the Company or New Sol pursuant hereto or in connection with the consummation of the Merger, contained, contains or will contain any untrue statement of a material fact, or omits, omitted or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     3.2  Representations and Warranties of the Management Stockholders. Each
          -------------------------------------------------------------
Management Stockholder represents and warrants to Xceed as follows:

          (a) Authorization. The execution, delivery and performance of this
              -------------
Agreement and consummation of the Merger have been duly authorized, adopted and approved by the Management Stockholders. Each Management Stockholder represents and warrants that he or she has the ability to consummate the Merger, that this Agreement has been duly executed and validly delivered by him or her and that this Agreement is the valid and binding obligation of such Management Stockholder, enforceable against such Management Stockholder in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (b) Title to Shares. Each Management Stockholder hereby represents and
              ---------------
warrants that he or she is legal and beneficial owner of the number of shares of Company Stock as set forth in Schedule B hereto. Each Management Stockholder hereby represents and warrants that the issued and outstanding shares of Company Stock owned by such Management Stockholder are owned free of preemptive rights and free and clear of any and all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever.

          (c) Non-Contravention; Consents. Neither the execution and delivery of
              ---------------------------
this Agreement by such Management Stockholder, nor consummation of the Merger, does or will: (i) violate or conflict with any restriction of any kind whatsoever to which such Management Stockholder is subject or by which any of his or her properties or assets may be bound, the effect of any of which violation of conflict could have a material adverse effect on the Company; (ii) constitute an event permitting termination by a third party of any agreement to which any of the Management Stockholders is a party or is subject, which termination could have a material adverse effect on the Company, (iii) or violate or conflict with any agreement or contract to which any Management Stockholder is a party. No consent, authorization, order, or approval of, or filing or registration with, any governmental commission, board, or other regulatory body is required in connection with the execution, delivery and performance by any Management Stockholder of the terms of this Agreement and the consummation by any Management Stockholder of the Merger.

          (d) Litigation. There is no action, suit, proceeding or investigation
              ----------
pending or, to the knowledge of each Management Stockholder, threatened, which could restrict such Management Stockholder's ability to perform his or her respective obligations hereunder or could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company.

          (e) Investment Purpose. Each Management Stockholder represents that
              ------------------
such Management Stockholder is acquiring the shares of Xceed Stock issuable to such Management Stockholder pursuant hereto solely for his or her own account, for investment purposes only and not with a view toward resale or distribution thereof other than pursuant to an effective registration statement or applicable exemption from the registration requirements of the Securities Act. Each Management Stockholder understands that such shares of Xceed Stock will be issued in reliance upon an exemption from the registration requirements of the Securities Act and that subsequent sale or transfer of such securities is prohibited absent registration or exemption from the provisions of the Securities Act. Each Management Stockholder hereby agrees that such Management Stockholder will not sell, assign, transfer, pledge or otherwise convey any of the shares of the Xceed Stock issuable to him or it, as the case may be, pursuant hereto, except in compliance with the provisions of the Securities Act and in accordance with any transfer restrictions or similar terms set forth on the certificates representing such securities or otherwise set forth herein.

          (f) Investor Suitability. Each Management Stockholder represents that
              --------------------
such Management Stockholder is not an Accredited Investor, as that term is defined in Regulation D under the Securities Act.

     3.3  Representations and Warranties of Xceed. Xceed represents and warrants
          ---------------------------------------
to the Company and the Stockholders as follows:

          (a) Authorization. The execution, delivery and performance of this
              -------------
Agreement and consummation of the Merger have been duly authorized, adopted and approved by the board of directors of Xceed. Xceed has taken all necessary corporate action and has all of the necessary corporate power to enter into this Agreement and to consummate the Merger. This Agreement has been duly and validly executed and delivered by the officers of Xceed on behalf of Xceed and, assuming that this Agreement is the valid and binding obligation of the Company and the Stockholders, is the valid and binding obligation of Xceed, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (b) Organization. Xceed is a corporation duly organized, validly
              ------------
existing and in good standing under the laws of the State of Delaware. Xceed has the corporate power and authority to own and lease its properties and assets, and to carry on its business as it is now being conducted. Xceed is duly qualified to do business as a foreign corporation in each jurisdiction where it owns or leases real property or conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Xceed.

          (c) Capitalization. The number of authorized, issued and outstanding
              --------------
shares of capital stock of Xceed as of the date hereof is as set forth above in the recitals to this Agreement. The outstanding shares of Xceed Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of the date hereof, the number of shares of capital stock that Xceed is currently authorized to issue is adequate to permit Xceed to fulfill its obligations hereunder with respect to issuance of the shares of Xceed Stock to the Stockholders pursuant hereto. On the Closing Date, the shares of Xceed Stock issuable to the Stockholders pursuant to Section 1.2 will be duly authorized, validly issued, fully paid and nonassessable. Xceed has not issued any shares of capital stock which would give rise to claims for violation of any federal or state securities laws (including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder). As of the date hereof, there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the shares of Xceed Stock issuable pursuant hereto.

          (d) Non-Contravention; Consents. Neither the execution and delivery of
              ---------------------------
this Agreement, nor consummation of the Merger, does or will: (i) violate or conflict with any provision of the certificate of incorporation or bylaws of Xceed; (ii) violate or conflict with any material provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which Xceed is a party or by which it or the property or assets which are material to its business or operation are bound, the effect of any of which violation would have a material adverse effect on the business, assets, operations, earnings, prospects (financial or otherwise) of the Company; (iii) violate or conflict with any other restriction to which Xceed is subject or by which any of the property or assets which are material to the business or operation of Xceed may be bound, the effect of any of which violation or conflict would have a material adverse effect on the business, assets, operations, earnings, prospects (financial or otherwise) of the Company; or (iv) constitute an event permitting termination of any agreement to which Xceed is subject by any other party thereto, if in any such circumstance such termination could have a materially adverse on the ability of Xceed to fulfill its respective obligations hereunder. Other than as provided herein, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement by Xceed and consummation by Xceed of the Merger.

          (e) Litigation. There is no action, suit, proceeding or investigation
              ----------
pending against or related to Xceed, nor, to the best knowledge of Xceed, has Xceed been threatened with any such action, suit, proceeding or investigation, which would restrict the ability of Xceed to perform its obligations hereunder or which would have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed. Xceed is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed.

          (f) Accuracy of Information Furnished. No statement by Xceed set forth
              ---------------------------------
herein or in the exhibits or the schedules hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of Xceed pursuant hereto or in connection with consummation of the Merger, contained, contains or will contain any untrue statement of a material fact, or omitted, omits or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

          (g) Compliance with Applicable Law. Xceed has been and is in
              ------------------------------
compliance with all foreign, federal, state and local laws, statutes, ordinances, rules and regulations (including without limitation the Nasdaq rules, the Securities Act and the Securities Exchange Act of 1934, as amended) as of the date hereof, the failure to comply with which would materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed or which would subject any officer or director of Xceed to civil or criminal penalties or imprisonment. As of the Closing Date, Xceed is eligible to file with the SEC a Form S-3 under the Securities Act. Xceed has complied with the rules and regulations of all governmental agencies having authority over its business or its operations, including without limitation, agencies concerned with intra-state and interstate commerce, occupational safety, environmental protection and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Xceed. Xceed has no knowledge of and has not received any notice of violation of any such rule or regulation during the two
(2) years prior to the date hereof which would result in any liability of Xceed for penalties or damages or which would subject it to any injunction or government writ, order or decree. To the best knowledge of Xceed, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Xceed.

          (h) No Material Adverse Change.  No material adverse change in the
              --------------------------
business, operations, affairs, prospects, properties, assets, existing and potential liabilities, obligations, profits or condition (financial or otherwise) of Xceed has occurred since May 31, 1999.

          (i) Employee Benefit Plans. Schedule 3.3(i) hereto sets forth a true,
              ----------------------
correct and complete list of all Benefit Plans covering the employees of the Xceed (the "Xceed Benefit Plans"). Each Xceed Benefit Plan is in compliance in all material respects with all applicable provisions of law, including ERISA and the Code. There are no pending or, to Xceed's knowledge, threatened claims against any Xceed Benefit Plan (except for claims for benefits payable in the normal operation of the Xceed Benefit Plans) that could give rise to any material liability to the Xceed. All material reports, notices and returns required to be filed with any governmental agency or provided to any person or entity with respect to the Xceed Benefit Plans have been timely filed. Xceed has never had and does not now have any Xceed Benefit Plan that is an employee pension plan (as defined in Section 3(2) of ERISA) nor does Xceed contribute to any multiemployer pension or multiemployer welfare benefit plan (within the meaning of Section 3(37) of ERISA).

     3.4  Survival of Representations and Warranties. The representations and
          ------------------------------------------
warranties set forth in Sections 3.1, 3.2 and 3.3 hereof shall survive until the close of business on the second anniversary of the Closing Date, provided that, notice or demand with respect to any alleged breach thereof is given as required pursuant to Article V hereof; and further provided that, with respect to claims for damages arising out of any misrepresentation or breach of warranty made by the Company and New Sol relating to taxes, notice shall have been given on or before the close of business on the sixtieth (60) day following the later to occur of: (i) the expiration date of the statute of limitations applicable to any indemnified federal, state or local tax liability; and (ii) the final determination of any such tax liability, including the final administrative and/or judicial determination thereof.

                                   ARTICLE IV

                                   CONDITIONS

     4.1  Conditions to Obligations of Xceed. The obligation of Xceed to
          ----------------------------------
consummate the Merger is subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by Xceed to the extent permitted by applicable law:

          (a) No Material Adverse Change.  No material adverse change in the
              --------------------------
business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company, and no event which would materially and adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company shall have occurred since the date of the Financial Statements provided by the Company pursuant to Section 3.1(d).

          (b) Copies of Resolutions. The Company and New Sol shall each have
              ---------------------
furnished Xceed with certified copies of resolutions duly adopted by the board of directors of each of the Company and New Sol authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable each of the Company and New Sol to comply with the terms of this Agreement.

          (c) Certificates of Good Standing.  At the Closing, the Company shall
              -----------------------------
have furnished Xceed with certified copies of certificates of good standing of the Company dated not more than five (5) business days prior to the Closing Date.

          (d) Opinion of the Company's Counsel.  The Company shall have
              --------------------------------
furnished Xceed, at the Closing, with an opinion of Grushko & Mittman, P.C., counsel to the Company, dated as of the Closing Date, substantially in the form attached hereto as Exhibit 4.1(d).

          (e) Accuracy of Representations and Warranties. Each of the
              ------------------------------------------
representations and warranties of the Company and the Stockholders set forth in this Agreement shall have been true, correct and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date. The Company and the Stockholders shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by the Company and the Stockholders at or prior to the Closing Date.

          (f) Delivery of Officers' Certificates. The Company and New Sol shall
              ----------------------------------
have delivered to Xceed certificates, dated as of the Closing Date, and signed by the President of the Company and by the President of New Sol, respectively representing and affirming on behalf of each that: (i) the representations and warranties made by each of the Company and New Sol as set forth in Section 3.1 of this Agreement and referred to in Subsection 4.1(e) above were and are true, correct and complete as required by Subsection 4.1(e) above and the conditions set forth in this Section 4.1 have been satisfied. The Company and New Sol shall also have delivered certificates signed by the Secretaries of each with respect to the authority and incumbency of the officers of the Company and New Sol executing this Agreement and any documents required to be executed or delivered in connection therewith.

          (g) Delivery of Stock Certificates. At the Closing, the Stockholders
              ------------------------------
shall have delivered to Xceed certificates representing all of the issued and outstanding capital stock of the Company, which certificates shall be properly endorsed in blank or shall be accompanied by a properly executed stock power.

          (h) Consents and Waivers. Any and all necessary consents,
              --------------------
authorizations, orders or approvals described in Subsection 3.1(o) above shall have been obtained, except as the same shall have been waived by Xceed.

          (i) Litigation. There shall be no effective injunction, writ or
              ----------
preliminary restraining order or any order of any kind whatsoever with respect to the Company or the Stockholders issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the Merger or making consummation thereof unduly burdensome to the Company or the Stockholders. No proceeding or lawsuit shall have been commenced, be pending or have been threatened by any governmental or regulatory agency or authority or any other person with respect to the Merger.

          (j) Employment Agreements. The Company shall have canceled and voided
              ---------------------
each employment agreement currently in effect between the Company and any Management Stockholder, and each Management Stockholder shall have concurrently therewith entered into an employment agreement with Xceed, the terms and conditions of which are reasonably acceptable to both parties.

          (k) Delivery of Documents and Other Information. The Company shall
              -------------------------------------------
have delivered to Xceed all of the agreements, contracts, documents and other instruments required to be delivered pursuant to the provisions of this Agreement.

     4.2  Conditions to Obligations of the Company and the Stockholders. The
          -------------------------------------------------------------
obligations of the Company and the Stockholders to consummate the Merger are subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by the Company and/or the Stockholders to the extent permitted by law:

          (a) Copies of Resolutions. Xceed shall have furnished the Company with
              ---------------------
certified copies of resolutions duly adopted by the respective boards of directors of Xceed authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable Xceed to comply with the terms of this Agreement.

          (b) Certificates of Good Standing. Xceed shall have furnished the
              -----------------------------
Company with certified copies of certificates of good standing of Xceed dated not more than five (5) business day prior to the Closing Date.

          (c) Opinion of Xceed's Counsel.  Xceed shall have furnished to the
              --------------------------
Company, as the Closing, with an opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to Xceed, dated as of the Closing Date, substantially in the form attached hereto as Exhibit 4.2(c).

          (d) Accuracy of Representations and Warranties. Each of the
              ------------------------------------------
representations and warranties of Xceed set forth in this Agreement shall have been true, correct and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date. Xceed shall have performed and complied with in all material respects all agreements and covenants required by this Agreement to be performed by Xceed at or prior to the Closing Date.

          (e) Delivery of Officers' Certificates. Xceed shall have delivered to
              ----------------------------------
the Company and New Sol certificates, dated the Closing Date and signed by the Chief Executive Officer of Xceed, affirming that: (i) the representations and warranties of Xceed as set forth in Section 3.3 of this Agreement and referred to in Subsection 4.2(d) above were and are true, correct and complete as required by Subsection 4.2(d) above; and (ii) the conditions set forth in this
Section 4.2 have been satisfied. Xceed shall also have delivered a certificate signed by the Secretary of Xceed with respect to the authority and incumbency of the officers of Xceed executing this Agreement and any documents required to be executed or delivered in connection therewith

          (f) Stock Certificates. At the Closing, Xceed shall have issued and
              ------------------
delivered to the Stockholders certificates representing the shares of Xceed Stock issuable pursuant hereto, which certificates shall be in the name of the respective Stockholders, as set forth on Schedule B hereto.

          (g) Consents and Waivers. Any and all necessary consents,
              --------------------
authorizations, orders or approvals described in Subsection 3.3(c) above shall have been obtained, except as the same shall have been waived by the Company and the Stockholders.

          (h) Litigation. There shall be no effective injunction, writ or
              ----------
preliminary restraining order or any order of any kind whatsoever with respect to Xceed issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the Merger or making the consummation thereof unduly burdensome to Xceed. On the Closing Date and immediately prior to consummation of the Merger, no proceeding or lawsuit shall have been commenced, be pending or have been threatened or by any governmental or regulatory agency or authority or any other person with respect to the Merger.

          (i) Employment Agreements. Xceed shall enter into an employment
              ---------------------
agreement with each Management Stockholder, the terms and conditions of which are reasonably acceptable to both parties.


                                   ARTICLE V

                           INDEMNIFICATION AND CLAIMS

     5.1  Indemnification by the Company and New Sol.
          ------------------------------------------

          (a) Subject to Section 5.1(b) hereof, the Company and New Sol hereby agree to indemnify and hold harmless Xceed against and in respect of all damages, taxes, claims, losses and expenses (including, without limitation, reasonable attorneys' fees and disbursements) reasonably incurred by Xceed (all such amounts may hereinafter be referred to as the "Damages") arising out of:
(i) any misrepresentation or breach of any warranty made by the Company or the Stockholders pursuant to the provisions of this Agreement or in any statement, certificate or other document furnished by the Company or the Stockholders pursuant to this Agreement; and (ii) the nonperformance or breach of any covenant, agreement or obligation of the Company or the Stockholders contained in this Agreement which has not been waived by Xceed in writing. New Sol shall have no right to seek contribution from the Company in the event that they are required to make any payments hereunder.

          (b) The Company and New Sol shall be obligated to indemnify Xceed pursuant to this Section 5.1 with respect to claims for Damages as to which Xceed shall have given written notice to the Company and New Sol on or before the close of business on the sixtieth (60) day following the first anniversary of the Closing Date. The Company and New Sol shall be obligated to indemnify Xceed with respect to claims for Damages arising out of any misrepresentation or breach of warranty made by the Company or New Sol relating to Subsection 3.1(s) as to which Xceed shall have given notice on or before the close of business on the sixtieth (60) day following the later of: (i) the expiration date of the statute of limitations applicable to any indemnified federal, state, foreign or local tax liability; or (ii) the final determination of any such tax liability, including the final administrative and/or judicial determination thereof.

          (c) Notwithstanding the indemnification provided pursuant to Subsection 5.1(a) and 5.1(b) above, no amount shall be payable in indemnification hereunder or under any other provision of this Agreement unless the aggregate amount of such Damages in respect of which the Company or New Sol would be liable, but for operation and application of the provisions of this
Section 5.1, exceeds on a cumulative basis Twenty Five Thousand Dollars ($25,000) and then only to the extent of such excess up to the maximum amount set forth in Section 5.7 herein.

          (d) In any case where the Company or New Sol has indemnified Xceed for any Damages and Xceed recovers from a third party all or any part of the amount so indemnified by the Company or New Sol, Xceed shall promptly reimburse to the Company or New Sol, as the case may be, the amount so recovered.

     5.2  Claims Against Xceed. With respect to claims or demands by third
          --------------------
parties, whenever Xceed shall have received notice that such a claim or demand has been asserted or threatened which, if valid, would be subject to indemnification under Section 5.1 hereof, Xceed shall as soon as reasonably possible and in any event within thirty (30) days of receipt of such notice, notify the Company and New Sol of such claim or demand and of all relevant facts within its knowledge which relate thereto. The Company and/or New Sol shall then have the right at their own expense to undertake the defense of any such claims or demands utilizing counsel selected by the Company or New Sol, as the case may be, and approved by Xceed, which approval shall not be unreasonably withheld.
In the event that the Company or New Sol should fail to give notice of the intention to undertake the defense of any such claim or demand within sixty (60) days after receiving notice that it has been asserted or threatened, Xceed shall have the right to defend, satisfy and discharge the same by payment, compromise or otherwise and shall give written notice of any such payment, compromise or settlement to the Company and New Sol.

     5.3  Right of Offset. In the event that the Company or New Sol may be
          ---------------
required to pay monies in indemnification to Xceed pursuant to any indemnification provision of this Agreement, Xceed shall have the right to offset any amounts which are owed to it in indemnification by the Company or New Sol against any amounts which are payable by Xceed to the Company or New Sol, as the case may be, provided, however, that nothing set forth in this section shall
                 --------  -------
relieve Xceed of its obligations hereunder.

     5.4  Indemnification by Xceed.
          ------------------------

          (a) Subject to Section 5.4(b) hereof, Xceed hereby agrees to indemnify and hold harmless the Company and New Sol against and in respect of all damages, claims, losses and expenses (including without limitation, reasonable attorneys' fees and disbursements) reasonably incurred by the Company or New Sol with respect thereto (all such amounts may hereinafter be referred to as "Sellers Damages") arising out of: (i) any misrepresentation or breach of any warranty made by Xceed pursuant to the provisions of this Agreement or in any statement, certificate or other document furnished by Xceed pursuant to this Agreement; and
(ii) the nonperformance or breach of any covenant, agreement or obligation of Xceed which has not been waived by the Company and New Sol collectively.

          (b) Subject to Section 3.3 hereof, Xceed shall be obligated to indemnify the Company and/or New Sol, as the case may be, pursuant to this
Section 5.4 only with respect to claims for Sellers Damages as to which the Company or New Sol shall have given written notice to Xceed on or before the close of business on the sixtieth (60) day following the first anniversary of the Closing Date.

          (c) Notwithstanding the indemnification provided pursuant to Subsection 5.4(a) above, no amount shall be payable in indemnification hereunder or under any other provision of this Agreement unless the aggregate amount of Sellers Damages in respect of which Xceed would be liable, but for operation and application of the provisions of this subsection, exceeds on a cumulative basis Twenty Five Thousand Dollars ($25,000) and then only to the extent of such excess up to the maximum amount set forth in Section 5.7 herein.

          (d) In any case where Xceed has indemnified New Sol for any Sellers Damages and New Sol recovers from a third party all or any part of the amount so indemnified by Xceed, New Sol shall promptly reimburse to Xceed the amount so recovered.

     5.5  Claims Against the Stockholders. With respect to claims or demands by
          -------------------------------
third parties, whenever New Sol shall have received notice that such a claim or demand has been asserted or threatened, which, if valid, would be subject to indemnification under Section 5.4 hereof, New Sol shall as soon as reasonably possible and in any event within thirty (30) days of receipt of such notice, notify Xceed of such claim or demand and of all relevant facts within its knowledge which relate thereto. Xceed shall have the right at their own expense to undertake the defense of any such claim or demand utilizing counsel selected by Xceed and approved by New Sol. In the event that Xceed should fail to give notice of its intention to undertake the defense of any such claim or demand within sixty (60) days after receiving notice that it has been asserted or threatened, New Sol shall have the right to defend, satisfy and discharge the same by payment, compromise or otherwise and shall give written notice of any such payment, compromise or settlement to Xceed.

     5.6  Right of Offset. In the event that Xceed may be required to pay monies
          ---------------
in indemnification to the Company and/or New Sol pursuant to any indemnification provision of this Agreement, the Company and/or New Sol shall have the right to offset any amounts which are owed to either party in indemnification by Xceed against any amounts which are payable by either the Company and/or New Sol to Xceed, as the case may be; provided, however, that nothing set forth in this
                           --------  -------
section shall relieve either the Company and/or New Sol of either's obligations hereunder.

     5.7  Limitation of Liability.  Xceed, the Company and New Sol agree that
          -----------------------
the respective liability of each of Xceed, the Company and New Sol under this Agreement shall be limited to the Purchase Price.

                                   ARTICLE VI

             TERMINATION AND REMEDIES FOR BREACH OF THIS AGREEMENT

     6.1  Termination by Mutual Agreement. This Agreement may be terminated at
          -------------------------------
any time prior to the Closing by unanimous consent of the parties hereto, provided that such consent to terminate is manifested in writing and is signed by each of the parties hereto.

     6.2  Termination for Failure to Close. This Agreement may be terminated by
          --------------------------------
any of the parties hereto if the Closing shall not have occurred by August 31, 1999, provided that, the right to terminate this Agreement pursuant to this section shall not be available to any party whose failure to fulfill any of its obligations hereunder has been the cause of or resulted in the failure to consummate the Merger by the foregoing date.

     6.3  Termination by Operation of Law. This Agreement may be terminated by
          -------------------------------
any of the parties hereto if, in the reasonable opinion of counsel to the respective parties hereto, there shall be any statute, rule or regulation that renders consummation of the Merger illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an order, decree or ruling, or has taken any other action restraining, enjoining or otherwise prohibiting the consummation of such transactions and such order, decree, ruling or other action shall have become final and nonappealable.

     6.4  Effect of Termination or Default; Remedies. In the event of
          ------------------------------------------
termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any Non-Defaulting Party (as defined below). The foregoing shall not relieve any Defaulting Party from liability for damages actually incurred as a result of such party's breach of any term or provision of this Agreement.

     6.5  Remedies; Specific Performance. In the event that any party shall fail
          ------------------------------
or refuse to consummate the Merger (except pursuant to Sections 6.1, 6.2 or 6.3 above) or if any default under or breach of any representation, warranty, covenant or condition of this Agreement on the part of any party (the "Defaulting Party") shall have occurred that results in the failure to consummate the Merger, then in addition to the other remedies provided herein, the non-defaulting party (the "Non-Defaulting Party") shall be entitled to seek and obtain money damages from the Defaulting Party and/or may seek to obtain an order of temporary or permanent injunctive relief or specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that, the Non-Defaulting party seeking any injunctive relief or specific performance such protection must file its request with such court within forty-five (45) days after it becomes aware of the Defaulting Party's failure, refusal, default or breach and further provided, that in no event shall a Defaulting Party be liable for special, incidental or consequential damages. In addition, the Non-Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and attorneys' fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.

                                  ARTICLE VII

                                 MISCELLANEOUS

     7.1  Fees and Expenses. Except as otherwise described herein, each party
          -----------------
hereto shall pay its own expenses incident to negotiation, execution, delivery and performance of the terms of this Agreement and the consummation of the Merger.

     7.2  Modification, Amendments and Waiver. The parties hereto may amend,
          -----------------------------------
modify or otherwise waive any provision of this Agreement by unanimous consent, provided that such consent and any amendment, modification or waiver is in writing and is signed by each of the parties hereto.

     7.3  Assignment.  Neither the Company, the Stockholders nor Xceed shall
          ----------
have the authority to assign its rights or obligations under this Agreement without the prior written consent of the other parties hereto, except that Xceed may assign all or any portion of its rights hereunder without the prior written consent of the Company or the Stockholders to any affiliate of Xceed (including any wholly owned subsidiary), and the Company and the Stockholders shall execute such documents as are necessary in order to effectuate such assignments.

     7.4  Burden and Benefit. This Agreement shall be binding upon and, to the
          ------------------
extent permitted in this Agreement, shall inure to the benefit of the parties and their respective successors and assigns. In the event of a default by the Company or the Stockholders of any of their respective obligations hereunder, the sole and exclusive recourse and remedy of Xceed shall be against the Company and the Stockholders, as the case may be, and any of the Company's or the Stockholders' assets; under no circumstances shall any officer or director of the Company or New Sol be liable in law or equity for any obligations of the Company or New Sol hereunder. In the event of a default by Xceed of any of its respective obligations hereunder, the sole and exclusive recourse and remedy of the Stockholders and the Company shall respectively be against Xceed and its assets; under no circumstances shall any officer, director, Stockholder or affiliate of Xceed be liable in law or equity for any obligations of Xceed hereunder.

     7.5  Brokers. The Company and each Stockholder represents and warrants to
          -------
Xceed that there are no brokers or finders entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of the Company, New Sol or any Stockholder or any other person in connection with this Agreement or any of the Merger. Xceed represents and warrants to the Company and the Stockholders that no broker or finder is entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of Xceed in connection with this Agreement or any of the Merger.

     7.6  Entire Agreement. This Agreement and the exhibits, lists and other
          ----------------
documents referred to herein contain the entire agreement among the parties hereto with respect to the Merger and supersede all prior agreements with respect thereto, whether written or oral.

     7.7  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware, without regard, however, to such jurisdiction's principles of conflicts of laws.

     7.8  Notices. Any notice, request, instruction or other document to be
          -------
given hereunder by any party hereto shall be in writing and delivered personally, by facsimile transmission or telex, or sent by commercial overnight delivery service or registered or certified mail (return receipt requested), postage prepaid, addressed as follows:

          If to the Company:           Enterprise Solution Group, Inc.
                                       c/o Grushko & Mittman, P.C.
                                       277 Broadway, Suite 801
                                       New York, New York 10007
                                       Attn:  Paul Stark, President
                                       Facsimile:  (212) 227-5865

          If to the Stockholders:      New Sol Holdings, Inc.
                                       c/o Grushko & Mittman, P.C.
                                       277 Broadway, Suite 801
                                       New York, New York 10007
                                       Attn:  Paul Stark, President
                                       Facsimile: (212) 227-5865

          with a copy to:              Grushko & Mittman, P.C.
                                       277 Broadway, Suite 801
                                       New York, New York 10007
                                       Attn:  Edward M. Grushko, Esq.
                                       Facsimile: (212) 227-5865

          If to the Xceed:             Xceed, Inc.
                                       488 Madison Avenue, 4th Floor
                                       New York, New York 10022
                                       Attn:  Werner Haase, Chief Executive
                                              Officer
                                       Facsimile: (212) 688-3434
                                       E-Mail:  whaase@xceed.com

          with a copy to:              Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       1333 New Hampshire Avenue, N.W.
                                       Suite 400

                                       Washington, D.C. 20036
                                       Attn: Victoria A. Baylin, Esq.
                                       Facsimile: (202) 887-4288
                                       E-Mail: vbaylin@akingump.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice. If sent as aforesaid, the date any such notice shall be deemed to have been delivered on the date of transmission of a facsimile or telex, the day after delivery to a commercial overnight delivery service, or five (5) days after delivery into a United States Postal facility.

     7.9  Counterparts. This Agreement may be executed in two (2) or more
          ------------
counterparts, each of which shall be an original or a facsimile copy, but all of which shall constitute but one agreement.

    7.10  Rights Cumulative. All rights, powers and privileges conferred
          -----------------
hereunder upon the parties, unless otherwise provided, shall be cumulative and shall not be restricted to those given by law. Failure to exercise any power given any party hereunder or to insist upon strict compliance by any other party shall not constitute a waiver of any party's right to demand exact compliance with any of the terms or provisions hereof.

    7.11  Severability of Provisions. The provisions of this Agreement shall be
          --------------------------
considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

    7.12  Headings. The headings set forth in the articles and sections of this
          --------
Agreement and in the exhibits and the schedules to this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

    7.13  Knowledge Standard. When used in this Agreement, the phrase "to the
          ------------------
best knowledge of, " "knowledge of, " "known to" or similar phrases shall mean the actual knowledge of: (i) with respect to Xceed, the officers and directors of Xceed; (ii) with respect to the Company, the officers and directors of the Company; (iii) with respect to New Sol, the officers and directors of New Sol; and (iv) each Management Stockholder.

    8.14  Joint Preparation.  This Agreement was jointly prepared by Xceed, the
          -----------------
Company and the Stockholders and is not to be construed against any party hereto. Should any provision of this Agreement be found to be illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, such provision shall immediately become null and void leaving the remainder of this Agreement in effect.

                                   * * * * *

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date and year first above written.


ATTEST:                                 XCEED, INC.


_____________________________           By:  /s/Werner Haase
                                           -------------------------------------
                                           Werner Haase, Chief Executive Officer


ATTEST:                                 ENTERPRISE SOLUTION GROUP, INC.


_____________________________           By:  /s/Paul Stark
                                           -------------------------------------
                                           Paul Stark, President



ATTEST:                                 NEW SOL HOLDINGS, INC.


_____________________________           By:   /s/Paul Stark
                                           ------------------------------------
                                           Paul Stark, President


                                        MANAGEMENT STOCKHOLDERS:


                                        /s/Gary S. Kahl
                                        ----------------------------------------
                                        Gary S. Kahl


                                        /s/Eric Gregory
                                        ----------------------------------------
                                        Eric Gregory


                                        /s/Andrew West
                                        ----------------------------------------
                                        Andrew West


                                        /s/Daniel W. Peterson
                                        ----------------------------------------
                                        Daniel W. Peterson

                                        /s/David McPherson
                                        ----------------------------------------
                                        David McPherson


                                        /s/John Crites
                                        ----------------------------------------
                                        John Crites


                                        /s/Dan MacKay
                                        ----------------------------------------
                                        Dan MacKay


                                        /s/Marcie Rhodd
                                        ----------------------------------------
                                        Marcie Rhodd


                                        /s/Anthony Rhodig
                                        ----------------------------------------
                                        Anthony Rhodig


                                        /s/Allison Long
                                        ----------------------------------------
                                        Allison Long